INVESTOR PRESENTATION
Kaman Corporation
(NASDAQ – NGM: KAMN)
November 2006

Slide 1
FORWARD-LOOKING STATEMENTS
This presentation may contain forward-looking information relating to the company's business and prospects, including the Aerospace, Industrial Distribution and Music businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations.  Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard domestic and foreign government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly defense, commercial aviation, industrial production and consumer markets for music products; 5) subject to satisfactory resolution of outstanding issues and the Australian Minister of Defence’s recommendations, completion of the Australian SH-2G(A)program; 6) receipt and successful execution of production orders for the JPF U.S. government contract including the exercise of all contract options and receipt of orders from foreign militaries, as both have been assumed in connection with goodwill impairment evaluations; 7) satisfactory resolution of  i) warranty issues and the DCIS investigation related to the FMU-143 program and ii) supplier-related issues hindering the FMU-139 program, at Dayron; 8) maintenance of adequate business base in the Aerospace segment in order to absorb overhead and general and administrative expenses; 9) satisfactory results of negotiations with NAVAIR concerning purchase of the company's leased facility in Bloomfield, Connecticut; 10) continued support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory and, in 2007, availability of a redesigned clutch assembly system; 11) cost growth in connection with environmental remediation activities at the Moosup facility and such potential activities at the Bloomfield facility; 12) profitable integration of acquired businesses into the company's operations; 13) changes in supplier sales or vendor incentive policies; 14) the effect of price increases or decreases; 15) pension plan assumptions and future contributions; 16) continued availability of raw materials in adequate supplies; 17) the effects of currency exchange rates and foreign competition on future operations; 18) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; and 19) other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements.  Any forward-looking information provided in this release should be considered with these factors in mind.  The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Russell H. Jones, SVP, Chief Investment Officer & Treasurer
(860) 243-6307
Russell.Jones@kaman.com

Corporate Profile

SALES by SEGMENT:

Segment	Percent of Total Sales	Millions $ Sales For the year ended		Percent Increase
	2005	12/31/05	12/31/04	2004-2005
■ Aerospace	26%	$288.0	$252.4	14.1%
■ Industrial Distribution	57%	621.9	581.8	6.9%
■ Music	17%	191.3	161.0	18.8%
	100%	$1,101.2	$995.2	10.7%

Slide 2
Percent Distribution of Sales
By Segment For 2005

Aerospace
SEGMENT OVERVIEW
Slide 3
2005 segment sales: $288.0 million
26%

■
■
1 Helicopters includes EODC and Kamatics includes RWG
After January 1, 2007, EODC will be included with Fuzing

■

Aerospace Operating Unit:	Millions $ Sales Year ended 12/31/05	Percent Military 2005	Millions $ Sales Year ended 12/31/04	Percent Increase 2004-2005

Aerostructures	$55.0	67%	$45.4	21.2%
■ Fuzing & M/M	58.4	78%	56.8	2.8%
Helicopters [1]	82.4	71%	73.1	12.6%

Kamatics [1]	92.2	33%	77.1	19.7%
	$288.0	58%	$252.4	14.1%

After January 1, 2007, EODC will be included with Fuzing
Percent of Total Ope rating Unit Sales
to Total Segment Sales for 2005
Aerospace
Slide 4
SALES by PRINCIPAL AEROSPACE OPERATING UNIT

 Aerostructures Division: Facilities in  Jacksonville, FL and Wichita, KS
Aerospace
Slide 5
Metallic aircraft subassemblies at Jacksonville
Composite components at Wichita (bottom)
▶
Produces parts and subassemblies for
various customers, including:
▶
Military programs such as the Boeing C-17 military
transport (approximately $1.1 million per shipset through
mid-2007) and Sikorsky BLACK HAWK helicopter
cockpit (approximately $300 thousand per ship set)
▶
Commercial programs such as the Boeing 737
(approximately $1.5 million annually), and 777
(approximately $190 thousand/ship set)
▶
Strategy:  Take advantage of substantial
opportunities arising from the Tier 1 producers’
(Airbus, Bell, Boeing, Sikorsky, Vought, etc.)
offloading of manufacturing work
▶
Metallic-oriented at Jacksonville, Composite-
oriented at Wichita.  Seeing opportunity for new
programs at both locations: Available capacity,
well-located, non-union, flexible, competitive

Aerospace
Slide 6
Fuzes for high profile missiles such as the
Hawk; and bomb programs including the
Joint Programmable Fuze (JPF)
 Fuzing Division: Facilities in Middletown, CT and Orlando, FL
▶
Manufactures safe, arm and fuzing devices
for a number of major missile and bomb programs
▶
Missile programs: AMRAAM, ATACMS, Brimstone,
M-100 Hawk, Harpoon, JASSM, Maverick,
SLAM-ER, Standard and Tactical Tomahawk
▶
Bomb programs: Joint Programmable Fuze,
FMU-143, FMU-139, 40mm
▶
Strategy:  Become the leading producer of
fuzing systems for the U.S. and Allied militaries
Market size estimate: $650 million
▶
Principal customers: U.S. militaries, Boeing,
General Dynamics, Lockheed and Raytheon
▶
Ramping up capabilities for production of the
152 A/B Joint Programmable Fuze:
the “Fuze of Choice”

Aerospace
Slide 7
Top:  Kaman SH-2G Super Seasprites
Bottom:  Kaman K-MAX helicopter
 Helicopters Division: Facilities in Bloomfield, CT
▶
Markets and supports Kaman-made SH-2G Super
Seasprite maritime helicopter and K-MAX
“Aerial Truck” helicopter –  and performs
subcontract helicopter programs
▶
Strategy:  Take advantage of increasing opportunities
in subcontracting as the major producers move from
manufacturing to final assembly and systems
integration
▶
Principal customers include the governments of
Australia, Egypt, New Zealand and Poland; the
U.S. Department of State and others
▶
Helicopters are expected to return at approximate 10-year service intervals for standard depot level maintenance. The third of nine aircraft in service with Egypt are now in process (approximately $1.3 million/aircraft).
Remainder expected over the next three years.  Initial funding received for proposed upgrade program
▶
Program for Australia, in loss position, continues toward completion

Aerospace
Slide 8
Kamatics and RWG aerospace bearings
Kamatics & RWG: Facilities in Bloomfield, Ct and Dachsbach, Germany
▶
Designs and makes proprietary self-lubricating
bearings for OEM and MRO use in nearly all military
and commercial aircraft produced in North and
South America and Europe
▶
Strategy: Maintain leadership in product technical
performance and application engineering support
while staying ahead of the curve in product
technology enhancement:
▶
Target the most demanding applications early in the aircraft design process as part of prime-contractors’ problem-
solving teams – and effectively address customers’ needs
by providing the highest performance available
▶
Market size:  $0.5 billion high-end portion of the $ 1.2 billion aerospace bearing market
▶
Key customers include:  Military (U.S. and allied)
(32% of 2005 sales), and Commercial
(Boeing, Airbus, Embraer, Bombardier and others)
(68% of 2005 sales).  Largest customer represents
about 20% of 2005 sales, down from 43% in 1998

Industrial Distribution
SEGMENT OVERVIEW
Slide 9
2005 segment sales: $621.9 million
57%

Industrial Distribution
Slide 10
Industrial Distribution Segment
 Extensive product cataloge
 and value-added services
▶
Third largest player in $12 billion power transmission
market.  Provides nearly two million products to more than
50,000 MRO and OEM customers
▶
Strategy:
▶
Expand the geographic footprint in major industrial markets
to enhance competition for national and regional accounts.
▶
Broaden the product line, and further enhance operating and
asset utilization efficiencies throughout the enterprise
▶
Serves a broad cross section of North American
industry with local branches in 70 of the top 100 U.S.
Industrial markets.  Growing national account base
▶
Now nearly 200 locations in the U.S., Canada
and Mexico
▶
The business tends to track the U.S. Industrial
production and capacity utilization indices

KAMAN

116
114
112
110
108
106
104
102
100
98
96
84
82
80
78
76
74
72
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Industrial Production
Capacity Utilization

Industrial Distribution
Source: Federal Reserve Board
Slide 11
FRB Indices Of Industrial Production
And Capacity Utilization:
Predictability: Segment closely tracks national indices

KAMAN

US MOTORS | CHICAGO RAWHIDE | WOODS | TORRINGTON INGERSOLL-RAND

SEALMASTER | TIMKEN | FALK | DODGE

Boston Gear | MORSE | INA | FAG

DOW | LOCTITE | RELIANCE ELECTRIC | Martin

Rexnord | McGILL | Rockwell Automation | BALDOR MOTORS AND DRIVES

THK LM SYSTEM | THOMSON | EPT A Division of Emerson Electric Co. | KOP-FLEX

NSK | Gates | SKF | Browning

Industrial Distribution
Slide 12
Portfolio Of Recognized Brands:
More than 1.7 million products
sold to more than 50,000 MRO and OEM customers

Industrial Distribution
Slide 13
Geographical Coverage:
Nearly 200 locations in U.S. Canada and Mexico

Music
SEGMENT OVERVIEW
Slide 14
2005 Segment sales: $191.3 million
17%

Music
Slide 15
Music Segment
Largest independent distributor of
percussion and fretted musical instruments
and accessories
▶
Largest independent distributor of musical
instruments and accessories in a $2.5 billion slice
of the $7.0 billion U.S. musical instruments market:
More than 20,000 products
▶
Strategy:  Build on Kaman’s strong brand identity
while adding new market-leading names to the
company’s offering of proprietary products
▶
Leads the market in use of technology, providing
systems to service customers at all levels
▶
U.S. and Asian manufacturing supports Kaman’s
proprietary and licensed brands of
premium products
▶
Market is driven by consumer sentiment with
the Holiday selling season a key driver

KAMAN

250
200
150
100
50
0
Kaman
St. Louis
Davitt & Hanser
Harris Teller
Chesbro

ESTIMATED SALES OF TOP INDEPENDENT DISTRIBUTORS
Kaman includes August 2005 acquisition of Musicorp
(AMOUNTS IN MILLIONS)
Slide 16
Source:  Music Trades
Magazine
Music

KAMAN

120.00
110.00
100.00
90.00
80.00
70.00
60.00
50.00
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Consumer Confidence (1985=100)

Music
Slide 17
Source:  The Conference Board
Consumer Confidence Index:
Music Segment is Driven by Consumer Sentiment/Holiday spending

KAMAN

LP

Gibraltar

Gretsch

GENZ·BENZ
SCOTTSDALE AZ

HAMER USA
GUITARS

Ovation
plug it in

Adamas

TOCA

Takamine

SABIAN

Music
Slide 18
Represents 51% of Segment Sales
Largest Independent Distributor:  Over 20,000 Products in Total
Portfolio Of Premier Branded Products Identified by These Logos

Financial Review
Slide 19

Sales:
3Q/06 up 10.6% over 3Q/05
Operating Income (Loss):
Net Income (Loss):
Includes effect of all net adjustments

EPS (Loss) - diluted
3Q/06: 24.8 million average shares
outstanding; 3Q/05: 22.9 million
3Q/06 operating margin of 5.3%
compared to negative (1.6%) for 3Q/05
    Third Quarter and Nine-Month Highlights
  For the three months ended    For the nine months ended
     $278.1
   $307.6
$(4.4)
$16.2
   $(3.6)
  $8.7
$(0.16)
  $0.36
Slide 20
$812.7
$897.2
  9/30/05        9/29/06          9/30/05       9/29/06
$12.1
$41.8
$3.9
 $22.1
$0.17
 $0.91
Income Statement:

This table provides a reconciliation of reported Net Earnings determined under applicable generally accepted accounting principles (GAAP) to net earnings adjusted for the effect of various discrete items.
	Three Months ended 9/29/2006			Nine Months ended 9/29/2006
($ In millions)	Earnings Before Income Taxes	Net Earnings	Net Earnings Per Share Diluted	Earnings Before Income Taxes	Net Earnings	Net Earnings Per Share Diluted
As Reported:	$14.4	$8.7	$0.36	$ 36.6	$ 22.1	$0.91
Add:
Addition to Loss Reserve: Australia	$2.5	$1.5	$0.06	$ 7.8	$ 4.7	$0.19
Stock Appreciation Rights: Deductible and Non-Deductible				$ 0.5	$ 0.4	$0.01
Subtract:
Gain from Capitalized Freight Adjustment				$(1.6)	$(1.0)	$(0.04)
Recovery of Recapitalization Legal Fees				$(0.5)	$(0.5)	$(0.02)
As Adjusted:	$16.9	$10.2	$0.42	$ 42.9	$ 25.9	$ 1.05
These adjustments represent certain discrete items. The company uses certain financial measures internally to focus management on period-to-period changes in our business. Therefore, we believe that this supplemental information is meaningful to investors when considered in connection with the information contained in the GAAP presentation of financial information. The presentation of these items is not meant to represent results as defined by GAAP, nor as an alternative for financial performance as determined under GAAP.
Slide 21
GAAP reconciliation applicable to the three and nine-month periods
Ended September 29, 2006

For the Three Months Ended September 29, 2006 and September 30, 2005
	Sales		Operating Inc. (Loss)		Operating Margin
(In millions)	3Q/06	3Q/05	3Q/06	3Q/05	3Q/06	3Q/05
Aerospace	$ 85.4	$ 70.6	$ 11.8	$ (0.3)	13.8%	(0.5%)
Industrial Distribution	166.7	156.5	8.5	5.2	5.2%	3.3%
Music	55.5	51.0	3.8	3.4	6.8%	6.6%
Corporate Expense			(7.8)	(12.5)	[2] (2.5%)	[2](4.5%)
Total	$ 307.6	$ 278.1	[1] $ 16.2	[1]$ (4.4)	5.3%	(1.6%)

For the Nine Months Ended September 29, 2006 and September 30, 2005
	Sales		Operating Income		Operating Margin
(In millions)	9 Mos/06	9 Mos/05	9 Mos/06	9 Mos/05	9 Mos/06	9 Mos/05
Aerospace	$ 233.4	$ 212.4	$ 32.5	$ 16.8	13.9%	7.9%
Industrial Distribution	507.8	469.9	28.7	22.1	5.6%	4.7%
Music	156.0	130.4	6.7	7.8	4.3%	6.0%
Corporate Expense			(26.1)	(34.6)	[2] (2.9%)	[2] (4.3%)
Total	$ 897.2	$ 812.7	$ 41.8	$ 12.1	4.7%	1.5%
[1] Includes $0.1 and $0.2 in net loss on sales or disposal of assets for 3Q/06 and 3Q/05 respectively [2] Corporate expense percentage is to Total Sales
Slide 22
Segment Operating Highlights

	As of 9/29/06	As of 6/30/06	As of 12/31/05
Bank Debt, Notes Payable and Debentures	$97.7	$101.4	$64.8
Shareholders’ Equity	$287.7	$281.1	$269.8
Debt as % of Total Capitalization	25.4%	26.5%	19.4%
Capital Expenditures	$8.3	$5.0	$9.9
Depreciation & Amortization	$7.9	$5.2	$9.6
Slide 23
Balance Sheet and Capital Factors

Slide 24
Key Messages: Third Quarter Ended September 29, 2006
   Aerospace Segment:  Sales up 20.8%
•
Aerostructures Division sales up 45.9%: Driven by BLACK HAWK and 777 programs
•
Fuzing Division sales up 38.7%: Driven by higher production and shipments at Middletown.
Dayron (Orlando) making progress on work to bring JPF program fully up and running
•
Helicopters Division sales down 8.3%:  Working to complete Australia contract.
Egypt program progressing.  Division seeing new subcontract opportunities.
•
Kamatics/RWG sales up 14.6%:  Growth prospects remain good:
Expanding facilities to accommodate business
   Industrial Distribution Segment: Sales up 6.6%
•
Softness in housing related customer industries – continued strong demand in energy and raw materials
•
Executing strategies to expand geographic footprint and increase market share
   Music Segment: Sales up 8.8%
•
Weak beginning to quarter, strong September
•
August 2005 acquisition of Musicorp integrated
Small retailers in customer base more deeply affected by downturn in consumer spending

–
  Recapitalization completed in November 2005 – Single class of common stock replaces dual class, non-voting share structure
–
  Separate growth strategies are being executed for each segment
–
  Acquisition program augments organic growth for each segment
–
  Nine acquisitions in past four years: Three for each segment
–
Most recent:  Musicorp (MBT) in August 2005 was the largest
    independent musical instrument distributor after Kaman.
–
  Diversified revenue stream and financial flexibility to pursue strategic objectives
–
  $150 million revolving credit provides availability through 2010
–
 Investment grade:  S&P rating of BBB- with stable outlook
–
  Business climate remains mostly positive
Slide 25
Key Messages - Overall

All public information is available on the Kaman website:  www.kaman.com
KAMN
KAMAN CORPORATION
Traded on NASDAQ Global Market